Pilgrim's Pride Corporation
Net Sales by Primary Market Line
for the Fiscal Years Ending:

The following table sets forth net sales attributable to each of our primary product lines and markets served with those products. We based the table on our internal sales reports and their classification of product types and customers. The information in these tables should be read in conjunction with the information in our SEC filings, including the discussion of our primary product lines and markets served with those products included in our most recent Annual Report on Form 10-K.

	Dec 27,	Sep 26,	Sep 27,	Sep 29,	Sep 30,	Oct 1,	Oct 2,	Sept 27,	Sept 28,	Sept 29,	Sept 30,
	2010(a)	2009(a)	2008(a)	2007(a)(c)	2006	2005	2004 (d)(e)	2003	2002	2001 (b)(f)	2000
(in thousands)
Chicken Sales:
United States
Prepared Foods:
Foodservice	$1,822,036	$1,828,038	$2,033,489	$1,897,643	$1,567,297	$1,622,901	$1,647,904	$731,331	$659,856	$632,075	$589,396
Retail	$440,071	$466,538	$518,576	$511,470	$308,486	$283,392	$213,775	$163,018	$158,299	$103,202	$47,655
Total Prepared Foods	$2,262,107	$2,294,576	$2,552,065	$2,409,113	$1,875,783	$1,906,293	$1,861,679	$894,349	$818,155	$735,276	$637,050

Fresh Chicken:
Foodservice	$1,828,960	$2,128,112	$2,550,339	$2,280,056	$1,388,451	$1,509,189	$1,328,883	$474,251	$448,377	$387,624	$202,191
Retail	$1,006,012	$984,950	$1,041,446	$975,659	$496,560	$612,081	$653,798	$257,911	$258,424	$224,694	$148,977
Total Fresh Chicken	$2,834,972	$3,113,061	$3,591,785	$3,255,716	$1,885,011	$2,121,269	$1,982,681	$732,162	$706,801	$612,317	$351,169
Export and Other
Export:
Prepared Foods	$74,755	$85,135	$94,795	$83,317	$64,338	$59,473	$34,735	$26,714	$30,528	$18,912	$4,595
Chicken	$490,972	$553,407	$818,240	$559,429	$257,823	$303,150	$212,611	$85,086	$93,575	$105,834	$57,573
Total Export	$565,727	$638,543	$913,034	$642,746	$322,161	$362,623	$247,346	$111,801	$124,103	$124,746	$62,168
Other Chicken By Products	$15,576	$17,734	$20,163	$20,779	$15,448	$21,084	(g)	(g)	(g)	(g)	(g)
Total Export and Other	$581,303	$656,277	$933,197	$663,525	$337,609	$383,706	$247,346	$111,801	$124,103	$124,746	$62,168
Total U.S. Chicken	$5,678,382	$6,063,914	$7,077,047	$6,328,354	$4,098,404	$4,411,269	$4,091,706	$1,738,312	$1,649,058	$1,472,340	$1,050,387

Mexico:	$615,433	$487,785	$543,583	$488,466	$418,745	$403,353	$362,442	$349,305	$323,769	$303,433	$285,605
Total Chicken Sales	$6,293,816	$6,551,699	$7,620,630	$6,816,820	$4,517,149	$4,814,622	$4,454,148	$2,087,617	$1,972,827	$1,775,773	$1,335,992

Total Prepared Food	2,336,862	2,379,711	2,646,860	2,492,430	1,940,122	1,965,766	1,896,414	921,064	848,682	754,189	641,645

Sales of Other Products
U.S.	558,675	505,738	863,495	661,114	618,574	626,056	600,091	207,284	193,691	179,858	141,690
Mexico	29,139	30,618	34,632	20,677	17,006	20,759	23,232	18,766	19,082	20,246	21,757
Total Sale of Other Products	587,814	536,356	898,127	681,792	635,580	646,815	623,323	226,050	212,773	200,104	163,447
Total Net Sales	$6,881,630	$7,088,055	$8,518,757	$7,498,612	$5,152,729	$5,461,437	$5,077,471	$2,313,667	$2,185,600	$1,975,877	$1,499,439

Chicken Sales:
U.S. Chicken Sales:
Prepared Foods:
Foodservice	32.2%	30.2%	28.8%	30.1%	38.2%	36.8%	40.3%	42.1%	39.9%	42.9%	56.2%
Retail	7.7%	7.7%	7.3%	8.1%	7.5%	6.4%	5.2%	9.4%	9.6%	7.0%	4.5%
Total Prepared Foods	39.9%	37.9%	36.1%	38.2%	45.7%	43.2%	45.5%	51.5%	49.5%	49.9%	60.7%

Fresh Chicken:
Foodservice	32.2%	35.1%	36.0%	36.0%	33.9%	34.2%	32.5%	27.3%	27.2%	26.3%	19.2%
Retail	17.7%	16.2%	14.7%	15.4%	12.1%	13.9%	16.0%	14.8%	15.7%	15.3%	14.2%
Total Fresh Chicken	49.9%	51.3%	50.7%	51.4%	46.0%	48.1%	48.5%	42.1%	42.9%	41.6%	33.4%
Export and Other
Export:
Prepared Foods	1.3%	1.4%	1.3%	1.3%	1.6%	1.3%	0.8%	1.5%	1.9%	1.3%	0.4%
Chicken	8.6%	9.1%	11.6%	8.8%	6.3%	6.9%	5.2%	4.9%	5.7%	7.2%	5.5%
Total Export	9.9%	10.5%	12.9%	10.1%	7.9%	8.2%	6.0%	6.4%	7.6%	8.5%	5.9%
Other Chicken By Products	0.3%	0.3%	0.3%	0.3%	0.4%	0.5%	(g)	(g)	(g)	(g)	(g)
Total Export and Other	10.2%	10.8%	13.2%	10.4%	8.3%	8.7%	6.0%	6.4%	7.6%	8.5%	5.9%
Total U.S. Chicken	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Prepared Foods	41.2%	39.3%	37.4%	39.5%	47.3%	44.5%	46.3%	53.0%	51.4%	51.2%	61.1%

(a) In December 2009, the company changed its fiscal year end from the Saturday nearest September 30 of each year to the last Sunday in December of each year.  The change was effective for the 2010 fiscal year, which began December 28, 2009 and ended December 26, 2010 and resulted in an approximate three-month transition period which began September 27, 2009 and ended December 27, 2009. The reader should assume any reference the company makes to a particular year (for example, 2010) in this report applies to our fiscal year and not the calendar year.

(b) Results related to discontinued business have been excluded from this analysis since the quarter ended 3/31/01.
(c)  The acquisition of Gold Kist, Inc. occurred on December 27, 2006 and has been accounted for as a purchase, however the results of operations for this acquisition were not included in our consolidated results of operations until the second fiscal quarter beginning December 31, 2006.

(d)  The acquisition of the Conagra Chicken Division has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since November 23, 2003, the acquisition date.

(e) Fiscal quarter ended January 3, 2004 had 14 weeks.
(f)  The acquisition of WLR Foods has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since January 27, 2001, the acquisition date.

(g) The Export and Other category has historically included the sales of certain chicken by products sold in international markets as well as the export of chicken products.  Prior to fiscal 2005, by product sales were not specifically identifiable from the Export and Other category.  Accordingly, a detail breakout is not available prior to such time.  However, the Company believes that the relative split between these categories as shown in fiscal 2005 would not be dissimilar in the prior fiscal periods.  Export items include certain poultry parts that have greater value in some overseas markets than in the U.S.

Pilgrim's Pride Corporation
Net Sales by Primary Market Line
for the Fiscal Quarters Ending:

The following table sets forth net sales attributable to each of our primary product lines and markets served with those products. We based the table on our internal sales reports and their classification of product types and customers. The information in these tables should be read in conjunction with the information in our SEC filings, including the discussion of our primary product lines and markets served with those products included in our most recent Annual Report on Form 10-K.

	Dec 27,	Sep 26,	Jun 27,	Mar 28,	Dec 27,	Sep 26,	Jun 27,	Mar 28,
	2010	2010	2010	2010	2009	2009	2009	2009

Chicken Sales:
United States
Prepared Foods:
Foodservice	$457,084	$468,504	$460,157	$436,291	$420,944	$450,489	$439,849	$443,530
Retail	$99,291	$105,476	$109,181	$126,123	$114,866	$112,142	$117,213	$113,399
Total Prepared Foods	$556,375	$573,980	$569,338	$562,415	$535,810	$562,631	$557,062	$556,929

Fresh Chicken:
Foodservice	$473,554	$464,704	$452,298	$438,405	$437,782	$480,017	$539,928	$543,623
Retail	$235,256	$265,193	$257,087	$248,476	$225,636	$262,430	$253,469	$247,022
Total Fresh Chicken	$708,810	$729,897	$709,385	$686,880	$663,418	$742,446	$793,396	$790,646
Export and Other
Export:
Prepared Foods	$21,098	$18,929	$18,045	$16,683	$21,353	$21,510	$20,256	$20,471
Chicken	$180,436	$99,366	$123,670	$87,499	$110,197	$153,672	$141,336	$103,970
Total Export	$201,534	$118,295	$141,715	$104,183	$131,550	$175,182	$161,591	$124,441
Other Chicken By Products	$4,014	$3,963	$4,059	$3,541	$3,427	$3,929	$4,418	$4,277
Total Export and Other	$205,548	$122,257	$145,774	$107,723	$134,976	$179,111	$166,010	$128,718
Total U.S. Chicken	$1,470,733	$1,426,135	$1,424,496	$1,357,018	$1,334,204	$1,484,189	$1,516,468	$1,476,293

Mexico:	$173,271	$147,412	$155,833	$138,918	$127,557	$116,398	$126,270	$99,874
Total Chicken Sales	$1,644,003	$1,573,547	$1,580,330	$1,495,936	$1,461,761	$1,600,587	$1,642,737	$1,576,167

Total Prepared Foods	$577,473	$592,909	$587,383	$579,098	$557,163	$584,142	$577,317	$577,400

Sale of Other Products
U.S.	$158,550	$139,051	$122,479	$138,595	$132,500	$127,948	$127,422	$114,774
Mexico	$8,741	$7,251	$4,759	$8,387	$8,473	$7,614	$6,653	$7,161
Total Other Products	$167,290	$146,303	$127,238	$146,982	$140,973	$135,562	$134,075	$121,935
Total Net Sales	$1,811,294	$1,719,850	$1,707,568	$1,642,918	$1,602,734	$1,736,149	$1,776,812	$1,698,102

Chicken Sales:
U.S. Chicken Sales:
Prepared Foods:
Foodservice	31.0%	32.8%	32.2%	32.2%	31.5%	30.3%	29.1%	30.1%
Retail	6.8%	7.4%	7.7%	9.3%	8.6%	7.6%	7.7%	7.7%
Total Prepared Foods	37.8%	40.2%	39.9%	41.5%	40.1%	37.9%	36.8%	37.8%

Fresh Chicken:
Foodservice	32.2%	32.6%	31.8%	32.3%	32.8%	32.3%	35.6%	36.8%
Retail	16.0%	18.6%	18.0%	18.3%	16.9%	17.7%	16.7%	16.7%
Total Fresh Chicken	48.2%	51.2%	49.8%	50.6%	49.7%	50.0%	52.3%	53.5%
Export and Other
Export:
Prepared Foods	1.4%	1.3%	1.3%	1.2%	1.6%	1.4%	1.3%	1.4%
Chicken	12.3%	7.0%	8.7%	6.4%	8.3%	10.4%	9.3%	7.0%
Total Export	13.7%	8.3%	10.0%	7.6%	9.9%	11.8%	10.6%	8.4%
Other Chicken By Products	0.3%	0.3%	0.3%	0.3%	0.3%	0.3%	0.3%	0.3%
Total Export and Other	14.0%	8.6%	10.3%	7.9%	10.2%	12.1%	10.9%	8.7%
Total U.S. Chicken	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Pilgrim's Pride Corporation
Sales Segments
for Fiscal Years Ended:

Our chicken segment and our sales of other product segment include sales of products that we produce and purchase for resale in the United States and Mexico. Both of these segments conduct separate operations in the United States and Mexico and are reported as two seprarate geographical areas. Our turkey segment includes sales of turkey products produced and purchased for resale. Our turkey operations are exclusively in the United States.

Inter-area sales and inter-segment sales, which are not material, are accounted for at prices comparable to normal trade customer sales. Fixed assets by segment and geographic area are those assets which are used in our operations in each segment or area. Corporate assets are included with chicken and other products. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition" included in our SEC filings.

	12/26/2010(b)	9/27/2009	9/27/2008	9/29/2007 (c)	9/30/2006	10/1/2005	10/2/2004 (d)(e)	9/27/2003	9/28/2002	9/29/2001(f)	9/30/2000
(in thousands)

Net Sales to Customers:
Chicken:
United States	$5,678,382	$6,063,914	$7,077,047	$6,328,354	$4,098,403	$4,411,269	$4,091,706	$1,945,596	$1,842,749	$1,652,199	$1,192,077
Mexico	615,433	487,785	543,583	488,466	418,745	403,353	362,442	368,071	342,851	323,678	307,362
Sub-total	6,293,815	6,551,699	7,620,630	6,816,820	4,517,148	4,814,622	4,454,148	2,313,667	2,185,600	1,975,877	1,499,439

Other Products:
United States	558,675	505,738	863,495	661,115	618,575	626,056	600,091	-	-	-	-
Mexico	29,139	30,618	34,632	20,677	17,006	20,759	23,232	-	-	-	-
Sub-total	587,814	536,356	898,127	681,792	635,581	646,815	623,323	-	-	-	-
Total	$6,881,629	$7,088,055	$8,518,757	$7,498,612	$5,152,729	$5,461,437	$5,077,471	$2,313,667	$2,185,600	$1,975,877	$1,499,439

Operating Income:
Chicken:
United States	$141,159	$5,583	$(604,685)	$192,447	$28,619	$405,662	$329,694	$121,286	$31,393	$78,096	$45,928
Mexico	68,533	22,353	(25,702)	13,116	(17,960)	39,809	(7,619)	16,319	17,064	12,157	34,560
Sub-total	209,692	27,936	(630,387)	205,563	10,659	445,471	322,075	137,605	48,457	90,253	80,488

Other Products:
United States	41,327	47,195	113,770	28,637	(1,192)	8,250	35,069	-	-	-	-
Mexico	4,748	6,647	4,513	2,992	1,638	4,630	4,033	-	-	-	-
Sub-total	46,075	53,842	118,283	31,629	446	12,880	39,102	-	-	-	-
Administrative restructuring, net and non-recurring recoveries	(66,022)	-	-	-	-	-	24,791	-	-	-	-
Asset impairment and operational restructuring, net	(4,318)	(12,464)	(27,990)	-	-	-	-	-	-	-	-
Total	$185,427	$67,327	$(1,057,696)	$237,192	$11,105	$458,351	$385,968	$137,605	$48,457	$90,253	$80,488

Depreciation and Amortization: (a)
Chicken:
United States	$205,739	$210,333	$216,356	$183,808	$114,516	$114,131	$89,767	$54,150	$48,277	$38,155	$24,444
Mexico	8,780	9,527	10,351	11,015	11,305	12,085	12,217	12,116	13,526	11,962	11,583
Sub-total	214,519	219,860	226,707	194,823	125,821	126,216	101,984	66,266	61,803	50,117	36,027

Other Products:
United States	16,320	15,919	13,354	9,865	9,166	8,539	11,660	7,921	9,170	5,273	-
Mexico	206	226	244	215	146	189	144	-	-	-	-
Sub-total	16,526	16,145	13,598	10,080	9,312	8,728	11,804	7,921	9,170	5,273	-
Total	$231,045	$236,005	$240,305	$204,903	$135,133	$134,944	$113,788	$74,187	$70,973	$55,390	$36,027

Total Assets:
Chicken:
United States	$2,680,749	$2,542,818	$2,733,089	$3,247,812	$1,909,129	$2,059,579	$1,830,051	$799,967	$775,394	$764,074	$496,173
Mexico	382,854	345,205	372,952	348,894	361,887	287,414	212,492	207,221	241,919	247,681	209,247
Sub-total	3,063,603	2,888,023	3,106,041	3,596,706	2,271,016	2,346,993	2,042,543	1,007,188	1,017,313	1,011,755	705,420

Other Products:
United States	151,469	168,776	187,126	173,410	154,192	162,900	200,917	247,624	210,577	203,940	-
Mexico	3,826	3,705	5,542	4,120	1,660	2,010	2,529	2,672	-	-	-
Sub-total	155,295	172,481	192,668	177,530	155,852	164,910	203,446	250,296	210,577	203,940	-
Total	$3,218,898	$3,060,504	$3,298,709	$3,774,236	$2,426,868	$2,511,903	$2,245,989	$1,257,484	$1,227,890	$1,215,695	$705,420

Capital Expenditures:
Chicken:
United States	$171,681	$57,001	$148,811	$164,449	$133,363	$102,470	$54,433	$38,775	$65,775	$89,007	$69,712
Mexico	6,926	2,118	545	1,633	6,536	4,924	8,640	9,218	7,934	26,425	22,417
Sub-total	178,607	59,119	149,356	166,082	139,899	107,394	63,073	47,993	73,709	115,432	92,129

Other Products:
United States	726	29,074	2,815	6,201	3,567	9,051	16,546	5,581	6,679	(2,800)	-
Mexico	-	-	330	40	416	142	23	-	-	-	-
Sub-total	726	29,074	3,145	6,241	3,983	9,193	16,569	5,581	6,679	(2,800)	-
Total	$179,333	$88,193	$152,501	$172,323	$143,882	$116,587	$79,642	$53,574	$80,388	$112,632	$92,129

(a) Includes amortization of capitalized financing costs of approximately	$14,797	$6,788	$4,947	$6,554	$2,606	$2,321	$1,951	$1,477	$1,417	$1,860	$1,236

(b) In December 2009, the company changed its fiscal year end from the Saturday nearest September 30 of each year to the last Sunday in December of each year.  The change was effective for the 2010 fiscal year, which began December 28, 2009 and ended December 26, 2010 and resulted in an approximate three-month transition period which began September 27, 2009 and ended December 27, 2009. The reader should assume any reference the company makes to a particular year (for example, 2010) in this report applies to our fiscal year and not the calendar year.

(c)  The acquisition of Gold Kist, Inc. occurred on December 27, 2006 and has been accounted for as a purchase, however the results of operations for this acquisition were not included in our consolidated results of operations until the second fiscal quarter beginning December 31, 2006.

(d)   The acquisition of the Conagra Chicken Division has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since November 23, 2003, the acquisition date.

(e) Fiscal years 2004 and 1999 had 53 weeks.

(f) The acquisition of WLR Foods has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since January 27, 2001,  the acquisition date.

Pilgrim's Pride Corporation
Sales Segments
for Fiscal Quarters Ended:

Our chicken segment and our sales of other product segment include sales of products that we produce and purchase for resale in the United States and Mexico. Both of these segments conduct separate operations in the United States and Mexico and are reported as two seprarate geographical areas. Our turkey segment includes sales of turkey products produced and purchased for resale. Our turkey operations are exclusively in the United States.

Inter-area sales and inter-segment sales, which are not material, are accounted for at prices comparable to normal trade customer sales. Fixed assets by segment and geographic area are those assets which are used in our operations in each segment or area. Corporate assets are included with chicken and other products. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis

(In thousands)	12/26/2010	9/27/2010	6/27/2010	3/28/2010	12/27/2009	9/26/2009	6/27/2009	3/28/2009	12/27/2008	9/27/2008	6/28/2008	3/29/2008
Net Sales to Customers:
Chicken:
United States	$1,470,733	$1,426,134	$1,424,496	$1,357,019	$1,334,205	$1,484,189	$1,516,468	$1,476,292	$1,586,965	$1,796,775	$1,829,163	$1,722,967
Mexico	173,270	147,412	155,834	138,917	127,556	116,398	126,270	109,066	136,051	141,108	154,165	127,312
Sub-total	1,644,003	1,573,546	1,580,330	1,495,936	1,461,761	1,600,587	1,642,738	1,585,358	1,723,016	1,937,883	1,983,328	1,850,279
Other Products:
United States	158,549	139,052	122,479	138,595	132,500	127,949	127,422	105,583	144,784	215,064	214,135	243,907
Mexico	8,741	7,252	4,759	8,387	8,473	7,613	6,653	7,161	9,191	10,187	10,013	6,608
Sub-total	167,290	146,304	127,238	146,982	140,973	135,562	134,075	112,744	153,975	225,251	224,148	250,515
Total	$1,811,293	$1,719,850	$1,707,568	$1,642,918	$1,602,734	$1,736,149	$1,776,813	$1,698,102	$1,876,991	$2,163,134	$2,207,476	$2,100,794

Operating Income:
Chicken:
United States	$41,661	$82,169	$36,598	$(19,269)	$2,956	$101,099	$72,976	$10,956	$(179,448)	$(354,484)	$(68,876)	$(162,231)
Mexico	11,961	26,346	19,590	10,636	(3,655)	(280)	18,046	11,804	(7,217)	(24,854)	6,964	(3,720)
Sub-total	53,622	108,515	56,188	(8,633)	(699)	100,819	91,022	22,760	(186,665)	(379,338)	(61,912)	(165,951)
Other Products
United States	16,185	2,502	11,735	10,905	8,199	26,482	16,487	(4,739)	8,965	39,169	18,366	33,464
Mexico	1,571	1,181	850	1,146	1,607	1,828	1,087	1,851	1,881	1,533	1,015	880
Sub-total	17,756	3,683	12,585	12,051	9,806	28,310	17,574	(2,888)	10,846	40,702	19,381	34,344
Administrative restructuring, net and non-recurring recoveries	(14,327)	1,006	(16,882)	(35,819)	1,359	-	-	-	-	-	-	-
Asset impairment and operational restructuring, net	(4,318)	-	-	-	(2,877)	(12,464)	-	-	-	(15,968)	-	(12,022)
Total	$52,733	$113,204	$51,891	$(32,401)	$7,589	$116,665	$108,596	$20,307	$(178,241)	$(872,206)	$(42,531)	$(143,629)

Depreciation and Amortization: (a)
Chicken:
United States	$49,604	$51,548	$53,246	$51,340	$50,216	$51,130	$51,245	$54,349	$53,609	$57,216	$54,367	$54,191
Mexico	2,132	2,156	2,238	2,254	2,274	2,320	2,383	2,387	2,437	2,582	2,587	2,618
Sub-total	51,736	53,704	55,484	53,594	52,490	53,450	53,628	56,736	56,046	59,798	56,954	56,809
Other Products
United States	3,856	4,164	4,182	4,118	4,160	4,668	3,475	3,722	4,054	3,573	3,565	3,501
Mexico	55	56	39	56	55	55	58	55	58	57	62	63
Sub-total	3,911	4,220	4,221	4,174	4,215	4,723	3,533	3,777	4,112	3,630	3,627	3,564
Total	$55,648	$57,924	$59,705	$57,768	$56,705	$58,172	$57,162	$60,513	$60,158	$63,428	$60,581	$60,373

Total Assets:
Chicken:
United States	$2,680,749	$2,487,306	$2,415,229	$2,360,558	$2,665,163	$2,542,818	$2,491,923	$2,636,511	$2,674,592	$2,733,089	$3,325,352	$3,385,393
Mexico	382,854	372,417	349,609	363,320	377,674	345,205	344,517	333,767	343,794	372,952	386,175	375,923
Sub-total	3,063,603	2,859,723	2,764,838	2,723,878	3,042,837	2,888,023	2,836,440	2,970,278	3,018,386	3,106,041	3,711,527	3,761,316
Other Products
United States	151,469	155,101	159,578	160,682	162,927	168,776	191,058	191,488	192,708	187,126	130,359	127,023
Mexico	3,826	3,157	2,824	3,377	3,699	3,705	3,732	3,643	4,009	5,542	5,299	3,690
Sub-total	155,295	158,258	162,402	164,059	166,626	172,481	194,790	195,131	196,717	192,668	135,658	130,713
Total	$3,218,898	$3,017,981	$2,927,240	$2,887,937	$3,209,463	$3,060,504	$3,031,230	$3,165,409	$3,215,103	$3,298,709	$3,847,185	$3,892,029

Capital Expenditures:
Chicken:
United States	$66,314	$39,474	$35,360	$30,533	$30,153	$18,120	$13,226	$7,162	$18,493	$35,489	$45,493	$26,463
Mexico	$3,897	$1,864	$1,154	$11	$491	$233	$11	$1,754	$120	$(550)	$316	$69
Sub-total	70,211	41,338	36,514	30,544	30,644	18,353	13,237	8,916	18,613	34,939	45,809	26,532
Other Products
United States	85	256	39	346	(181)	4,235	4,009	10,415	10,415	1,409	83	715
Mexico	-	-	-	-	-	-	-	-	-	-	45	285
Sub-total	85	256	39	346	(181)	4,235	4,009	10,415	10,415	1,409	128	1,000
Total	$70,296	$41,594	$36,553	$30,890	$30,463	$22,588	$17,246	$19,331	$29,028	$36,348	$45,937	$27,532

(a) Includes amortization of capitalized financing costs of approximately	$3,531	$3,726	$3,761	$3,780	$1,437	$1,706	$1,764	$1,774	$1,544	$1,149	$1,696	$1,058

(In thousands)	12/29/2007	9/29/2007	6/30/2007	3/31/2007(b)	12/30/2006	9/30/2006	7/1/2006	4/1/2006	12/31/2005	10/1/2005	7/2/2005	4/2/2005	1/1/2005
Net Sales to Customers:
Chicken:
United States	$1,728,142	$1,804,625	$1,809,318	$1,683,463	$1,030,948	$1,059,111	$1,019,918	$985,208	$1,034,166	$1,162,553	$1,123,096	$1,090,782	$1,034,838
Mexico	120,998	122,875	131,636	111,046	122,909	115,315	106,996	104,031	92,403	101,151	114,377	90,888	96,937
Sub-total	1,849,140	1,927,500	1,940,954	1,794,509	1,153,857	1,174,426	1,126,914	1,089,239	1,126,569	1,263,704	1,237,473	1,181,670	1,131,775
Other Products:
United States	190,389	179,001	157,793	188,670	135,651	131,060	141,690	167,488	178,337	163,585	159,285	148,139	155,047
Mexico	7,824	8,470	5,752	4,006	2,449	2,943	6,982	5,272	1,809	5,181	5,743	8,184	1,651
Sub-total	198,213	187,471	163,545	192,676	138,100	134,003	148,672	172,760	180,146	168,766	165,028	156,323	156,698
Total	$2,047,353	$2,114,971	$2,104,499	$1,987,185	$1,291,957	$1,308,429	$1,275,586	$1,261,999	$1,306,715	$1,432,470	$1,402,501	$1,337,993	$1,288,473

Operating Income:
Chicken:
United States	$(19,094)	$91,292	$116,748	$(4,147)	$(11,446)	$32,631	$(20,158)	$(37,716)	$53,862	$113,765	$121,214	$82,076	$88,607
Mexico	(4,092)	9,965	14,427	(12,605)	1,329	(7,783)	(4,951)	1,844	(7,070)	7,912	17,823	8,892	5,182
Sub-total	(23,186)	101,257	131,175	(16,752)	(10,117)	24,848	(25,109)	(35,872)	46,792	121,677	139,037	90,968	93,789
Other Products
United States	22,771	13,557	4,873	5,559	4,648	(5,708)	419	3,477	620	2,966	2,215	1,520	1,549
Mexico	1,085	1,057	848	520	567	469	373	338	458	1,142	1,095	1,951	442
Sub-total	23,856	14,614	5,721	6,079	5,215	(5,239)	792	3,815	1,078	4,108	3,310	3,471	1,991
Administrative restructuring, net and non-recurring recoveries	-	-	-	-	-	-	-	-	-	-	-	-	-
Asset impairment and operational restructuring, net	-	-	-	-	-	-	-	-	-	-	-	-	-
Total	$670	$115,871	$136,896	$(10,673)	$(4,902)	$19,609	$(24,317)	$(32,057)	$47,870	$125,785	$142,347	$94,439	$95,780

Depreciation and Amortization: (a)
Chicken:
United States	$50,582	$53,688	$53,629	$49,046	$27,445	$30,838	$29,400	$28,717	$25,561	$35,524	$25,174	$28,645	$24,788
Mexico	2,564	2,709	2,754	2,746	2,806	2,835	2,752	3,125	2,593	2,985	2,996	3,015	3,089
Sub-total	53,146	56,397	56,383	51,792	30,251	33,673	32,152	31,842	28,154	38,509	28,170	31,660	27,877
Other Products
United States	2,715	2,769	1,564	3,130	2,402	1,381	2,765	2,862	2,158	2,127	2,198	2,070	2,144
Mexico	62	59	58	54	44	27	43	40	36	45	53	47	44
Sub-total	2,777	2,828	1,622	3,184	2,446	1,408	2,808	2,902	2,194	2,172	2,251	2,117	2,188
Total	$55,923	$59,225	$58,005	$54,976	$32,697	$35,081	$34,960	$34,744	$30,348	$40,681	$30,421	$33,777	$30,065

Total Assets:
Chicken:
United States	$3,335,646	$3,247,812	$3,619,620	$3,623,780	$3,546,385	$1,909,129	$1,874,282	$1,926,813	$2,102,873	$2,059,579	$1,989,804	$1,838,535	$1,827,345
Mexico	360,680	348,894	381,982	353,765	387,506	361,887	286,890	289,352	293,662	287,414	231,497	243,980	260,026
Sub-total	3,696,326	3,596,706	4,001,602	3,977,545	3,933,891	2,271,016	2,161,172	2,216,165	2,396,535	2,346,993	2,221,301	2,082,515	2,087,371
Other Products
United States	136,225	173,410	182,248	167,183	141,413	154,192	172,188	174,426	164,542	162,900	179,173	184,692	189,924
Mexico	4,161	4,120	3,700	2,269	1,879	1,660	2,211	1,872	2,042	2,010	2,376	2,329	2,541
Sub-total	140,386	177,530	185,948	169,452	143,292	155,852	174,399	176,298	166,584	164,910	181,549	187,021	192,465
Total	$3,836,712	$3,774,236	$4,187,550	$4,146,997	$4,077,183	$2,426,868	$2,335,571	$2,392,463	$2,563,119	$2,511,903	$2,402,850	$2,269,536	$2,279,836

Capital Expenditures:
Chicken:
United States	$41,366	$33,034	$40,677	$53,896	$36,842	$40,117	$24,225	$28,126	$40,895	$20,408	$34,246	$25,825	$21,991
Mexico	$710	$378	$262	$372	$621	$1,410	$1,652	$966	$2,508	$1,252	$1,494	$1,089	$1,089
Sub-total	42,076	33,412	40,939	54,268	37,463	41,527	25,877	29,092	43,403	21,660	35,740	26,914	23,080
Other Products
United States	608	2,751	772	829	1,849	766	884	1,533	384	4,744	2,219	1,044	1,044
Mexico	-	-	-	2	38	275	33	29	79	35	35	36	36
Sub-total	608	2,751	772	831	1,887	1,041	917	1,562	463	4,779	2,254	1,080	1,080
Total	$42,684	$36,163	$41,711	$55,099	$39,350	$42,568	$26,794	$30,654	$43,866	$26,439	$37,994	$27,994	$24,160

(a) Includes amortization of capitalized financing costs of approximately	$1,044	$3,621	$1,118	$1,110	$705	$572	$477	$976	$581	$581	$590	$580	$570

(b)  The acquisition of Gold Kist, Inc. occurred on December 27, 2006 and has been accounted for as a purchase, however the results of operations for this acquisition were not included in our consolidated results of operations until the second fiscal quarter beginning December 31, 2006.

(In thousands)	10/2/2004	7/3/2004	4/3/2004	1/3/2004 (b)(c)	9/27/2003	6/28/2003	3/29/2003	12/28/2002	9/28/2002	6/29/2002	03/30/02	12/29/01	09/29/01	06/30/01	3/31/2001(d)	12/30/00	09/30/00	07/01/00	04/01/00	01/01/00
Net Sales to Customers:
Chicken:
United States	$1,158,466	$1,121,073	$1,068,200	$743,967	$546,078	$485,667	$475,294	$438,557	$470,233	$475,655	$448,151	$448,710	$473,034	$468,704	$402,909	$307,552	$300,255	$310,913	$296,530	$284,379
Mexico	93,797	90,718	88,957	88,970	86,790	93,921	92,891	94,469	86,754	84,805	80,376	90,916	79,602	89,752	75,844	78,480	79,121	81,066	76,730	70,446
Sub-total	1,252,263	1,211,791	1,157,157	832,937	632,868	579,588	568,185	533,026	556,987	560,460	528,527	539,626	552,636	558,456	478,753	386,032	379,376	391,979	373,260	354,825
Other Products:
United States	156,154	163,667	166,806	113,464	-	-	-	-	-	-	-	-	-	-	-	-
Mexico	5,504	6,251	6,835	4,642	-	-	-	-	-	-	-	-	-	-	-	-
Sub-total	161,658	169,918	173,641	118,106	-	-	-	-	-	-	-	-	-	-	-	-
Total	$1,413,921	$1,381,709	$1,330,798	$951,043	$632,868	$579,588	$568,185	$533,026	$556,987	$560,460	$528,527	$539,626	$552,636	$558,456	$478,753	$386,032	$379,376	$391,979	$373,260	$354,825

Operating Income:
Chicken:
United States	$121,939	$105,579	$56,862	$45,314	$51,816	$37,036	$14,039	$18,395	$4,507	$13,829	$3,701	$9,356	$27,700	$27,970	$1,795	$20,631	$8,411	$12,909	$3,503	$21,106
Mexico	(688)	(2,413)	1,779	(6,297)	(2,597)	8,830	3,872	6,214	3,276	5,831	(514)	8,471	1,011	13,767	(5,201)	2,580	7,225	13,439	9,779	4,116
Sub-total	121,251	103,166	58,641	39,017	49,219	45,866	17,911	24,609	7,783	19,660	3,187	17,827	28,711	41,737	(3,406)	23,211	15,636	26,348	13,282	25,222
Other Products
United States	11,003	4,373	12,993	6,700	-	-	-	-	-	-	-	-	-	-	-	-
Mexico	1,243	721	1,218	851	-	-	-	-	-	-	-	-	-	-	-	-
Sub-total	12,246	5,094	14,211	7,551	-	-	-	-	-	-	-	-	-	-	-	-
Administrative restructuring, net and non-recurring recoveries	24,715	-	68	8	-	-	-	-	-	-	-	-	-	-	-	-
Asset impairment and operational restructuring, net	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Total	$158,288	$108,260	$72,852	$46,568	$49,219	$45,866	$17,911	$24,609	$7,783	$19,660	$3,187	$17,827	$28,711	$41,737	$(3,406)	$23,211	$15,636	$26,348	$13,282	$25,222

Depreciation and Amortization: (a)
Chicken:
United States	$20,445	$23,037	$26,897	$19,388	$14,677	$13,984	$12,943	$12,546	$12,296	$11,895	$12,553	$11,533	$10,195	$13,275	$8,797	$5,888	$6,418	$6,321	$5,956	$5,749
Mexico	3,018	3,027	2,990	3,182	3,110	2,939	2,917	3,150	3,337	3,395	3,377	3,417	4,267	3,123	1,792	2,780	2,861	2,963	2,921	2,837
Sub-total	23,463	26,064	29,887	22,570	17,787	16,923	15,860	15,696	15,633	15,290	15,930	14,950	14,462	16,398	10,589	8,668	9,279	9,284	8,877	8,586
Other Products
United States	2,169	3,022	3,164	3,305	2,147	2,017	1,943	1,814	2,481	2,523	1,717	2,449	1,500	2,210	1,563	-
Mexico	36	36	36	36	-	-	-	-	-	-	-	-	-	-	-	-
Sub-total	2,205	3,058	3,200	3,341	2,147	2,017	1,943	1,814	2,481	2,523	1,717	2,449	1,500	2,210	1,563	-
Total	$25,668	$29,122	$33,087	$25,911	$19,934	$18,940	$17,803	$17,510	$18,114	$17,813	$17,647	$17,399	$15,962	$18,608	$12,152	$8,668	$9,279	$9,284	$8,877	$8,586

Total Assets:
Chicken:
United States	$1,830,051	$1,548,719	$1,545,653	$1,617,898	$799,967	$827,331	$812,410	$764,622	$775,394	$769,594	$740,496	$687,225	$764,074	$823,183	$795,792	$501,530	$496,173	$498,675	$481,465	$470,682
Mexico	212,492	304,416	318,226	326,879	207,221	247,316	239,703	247,780	241,919	241,552	248,847	255,697	247,681	212,658	211,443	212,810	209,247	187,775	183,693	182,288
Sub-total	2,042,543	1,853,135	1,863,879	1,944,777	1,007,188	1,074,647	1,052,113	1,012,402	1,017,313	1,011,146	989,343	942,922	1,011,755	1,035,841	1,007,235	714,340	705,420	686,450	665,158	652,970
Other Products
United States	200,917	278,498	281,686	249,753	247,624	204,273	206,998	207,509	210,577	207,219	206,209	210,516	203,940	168,979	169,026	-
Mexico	2,529	2,596	2,483	2,772	2,672	-	-	-	-	-	-	-	-	-	-	-
Sub-total	203,446	281,094	284,169	252,525	250,296	204,273	206,998	207,509	210,577	207,219	206,209	210,516	203,940	168,979	169,026	-
Total	$2,245,989	$2,134,229	$2,148,048	$2,197,302	$1,257,484	$1,278,920	$1,259,111	$1,219,911	$1,227,890	$1,218,365	$1,195,552	$1,153,438	$1,215,695	$1,204,820	$1,176,261	$714,340	$705,420	$686,450	$665,158	$652,970

Capital Expenditures:
Chicken:
United States	$12,172	$14,820	$12,552	$14,889	$12,249	$7,056	$14,162	$5,308	$18,798	$20,180	$13,455	$13,342	$25,373	$20,184	$20,735	$22,715	$26,579	$14,953	$16,734	$11,445
Mexico	$2,750	$1,961	$2,236	$1,693	$3,366	$3,029	$950	$1,873	$661	$3,395	$869	$3,009	$3,819	$6,442	$6,272	$9,892	8,616	6,612	4,222	2,967
Sub-total	14,922	16,781	14,788	16,582	15,615	10,085	15,112	7,181	19,459	23,575	14,324	16,351	29,192	26,626	27,007	32,607	35,195	21,565	20,956	14,412
Other Products
United States	8,862	(754)	4,812	3,626	1,814	1,037	795	1,935	4,499	624	574	982	(36,807)	33,221	786	-
Mexico	23	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Sub-total	8,885	(754)	4,812	3,626	1,814	1,037	795	1,935	4,499	624	574	982	(36,807)	33,221	786	-
Total	$23,807	$16,027	$19,600	$20,208	$17,429	$11,122	$15,907	$9,116	$23,958	$24,199	$14,898	$17,333	$(7,615)	$59,847	$27,793	$32,607	$35,195	$21,565	$20,956	$14,412

(a) Includes amortization of capitalized financing costs of approximately	$622	$322	$488	$519	$372	$415	$307	$383	$382	$372	$361	$302	$206	$1,105	$281	$268	$207	$251	$348	$370

(b)  The acquisition of the Conagra Chicken Division has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since November 23, 2003, the acquisition date.

(c) Fiscal quarters ended 01/02/99 and 01/03/04 had 14 weeks.
(d)  The acquisition of WLR Foods has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since January 27, 2001,  the acquisition date.

Pilgrim's Pride Corporation
Selected Financial Data
for the Fiscal Years Ending:

Our selected financial data is derived from our financial statements. Historical results should not be taken as necessarily indicative of the results that may be expected for any future period. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition" included in our SEC filings.

	2010(c)	2009	2008	2007(e)	2006	2005	2004 (f)(g)	2003	2002	2001 (d)(h)	2000

(In thousands except per share data)
Income Statement Data:
Net sales	$6,881,629	$7,088,055	$8,518,757	$7,498,612	$5,152,729	$5,461,437	$5,077,471	$2,313,667	$2,185,600	$1,975,877	$1,499,439
Non-recurring recoveries	-	-	-	-	-	-	23,815	-	-	-	-
Operational restructuring and related charges	4,318	12,464	27,990	-	-	-	-	-	-	-	-
Gross margin	460,993	310,803	(247,359)	592,731	297,083	751,317	611,838	249,363	153,599	197,561	165,828
Goodwill Impairment	-	-	501,446	-	-	-	-	-	-	-	-
Selling, general and administrative expenses	209,544	241,489	292,735	355,539	285,978	292,966	225,870	111,758	105,142	107,307	85,340
Administrative restructuring and related charges	66,022	1,987	16,156	-	-	-	-	-	-	-	-
Operating income (loss)	185,427	67,327	(1,057,696)	237,192	11,105	458,351	385,968	137,605	48,457	90,254	80,488
Interest expense, net	101,748	157,543	131,627	118,542	38,965	42,632	48,419	30,726	24,199	25,619	17,779
Miscellaneous, net	(13,076)	(3,642)	(3,414)	(6,739)	(1,797)	(11,828)	4,686	(37,603)	(4,009)	1,907	(77)
Loss on early extinguishment of debt	11,726	-	-	26,463	-	-	-	-	-	-	-
Reorganization items, net	18,541	87,275	-	-	-	-	-	-	-	-	-
Income (loss) before from continuing operations before income taxes	66,488	(173,849)	(1,185,909)	98,926	(26,063)	427,547	332,863	144,482	28,267	62,728	62,786
Income tax expense (benefit)	(23,838)	(21,586)	(194,921)	47,319	1,573	147,543	127,142	37,870	(2,475)	21,051	10,442
Income (loss) from continuing operations	90,326	(152,263)	(990,988)	51,607	(27,636)	280,004	205,721	106,244	31,466	41,677	52,344
Extraordinary charge - net of tax	-	-	-	-	-	-	-	-	-	-	-
Income(loss) from operation of discontinued business, net of tax	-	599	(6,409)	(4,499)	(6,033)	(14,840)	(77,417)	(50,576)	(16,407)	(540)	-
Gain on sale of discontinued business, net of tax	-	-	-	-	-	-	-	-	-	-	-
Net income (loss) attributable to noncontrolling interest	3,185	(82)	1,184	91	563	185	(36)	(368)	724	-	-
Net income (loss)	$87,141	$(151,582)	$(998,581)	$47,017	$(34,232)	$264,979	$128,340	$56,036	$14,335	$41,137	$52,344

Per Common Share Data:
Income (loss) from continuing operations	$0.41	$(2.06)	$(14.31)	$0.77	$(0.42)	$4.20	$3.28	$2.59	$0.75	$1.01	$1.27
Extraordinary charge - early repayment of debt	-	-	-	-	-	-	-	-	-	-	-
Income(loss) from operation of discontinued business, net of tax	-	-	(0.10)	(0.06)	(0.10)	(0.22)	(1.23)	(1.23)	(0.40)	(0.01)	-
Gain on sale of discontinued business, net of tax	-	0.01	0.01	-	-	-	-	-	-	-	-
Net Income (loss)	$0.41	$(2.05)	$(14.40)	$0.71	$(0.51)	$3.98	$2.05	$1.36	$0.35	$1.00	$1.27
Cash dividends	-	-	0.09	0.09	1.09	0.06	0.06	0.06	0.06	0.06	0.06
Book value	$5.01	$2.04	$5.07	$17.61	$16.79	$18.38	$13.87	$10.46	$9.59	$9.27	$8.33

Balance Sheet Summary:
Working capital	$971,830	$858,030	$(1,262,242)	$395,858	$528,837	$404,601	$383,726	$211,119	$179,037	$203,350	$124,531
Total assets	3,218,898	3,060,504	3,298,709	3,774,236	2,426,868	2,511,903	2,245,989	1,257,484	1,227,890	1,215,695	705,420
Notes payable and current maturities of long-term debt	58,144	-	1,874,469	2,872	10,322	8,603	8,428	2,680	3,483	5,099	4,657
Long-term debt, less current maturities	1,281,160	41,062	67,514	1,318,558	554,876	518,863	535,866	415,965	450,161	467,242	165,037
Total debt	1,339,304	2,045,094	1,941,983	1,321,430	565,198	527,466	544,294	418,645	453,644	472,341	169,694
Senior secured debt (included in Total Debt)	-	-	-	-	-	-	-	-	-	-	79,199
Total stockholders' equity	$1,072,663	$150,920	$351,741	$1,172,221	$1,117,328	$1,223,598	$922,956	$446,696	$394,324	$380,932	$342,559

Cash Flow Summary:
Operating cash flow	$14,605	$64,934	$(680,852)	$463,964	$30,329	$493,073	$272,405	$98,891	$98,113	$87,833	$130,803
Depreciation & amortization (a)	231,045	236,005	240,305	204,903	135,133	134,944	113,788	74,187	70,973	55,390	36,027
Capital expenditures	179,332	88,193	152,501	172,323	143,882	116,587	79,642	53,574	80,388	112,632	92,128
Business acquisitions	-	-	-	1,102,069	-	-	(272,098)	4,499	-	239,539	-
Financing activities, net	$(29,480)	$101,153	$797,744	$630,229	$(38,750)	$18,859	$96,665	$(39,767)	$(21,793)	$246,649	$(44,050)

Cashflow Ratios:
EBITDA (b)	$384,484	$212,911	$(818,924)	$415,817	$145,429	$602,802	$493,119	$247,550	$122,746	$141,877	$115,356
EBITDA /interest expense, net	3.78	1.35	(6.22)	3.51	3.73	14.14	10.18	8.06	5.07	5.54	6.49

Adjusted EBITDA	$481,906	$314,719	$(274,516)	$442,189	$148,633	$602,617	$493,155	$247,918	$122,022	$143,310	$115,356
Adjusted EBITDA /interest expense, net	4.74	2.00	(2.09)	3.73	3.81	14.14	10.19	8.07	5.04	5.59	6.49

Key Indicators (as a percentage of net sales):
Gross margin	6.7%	4.4%	-2.9%	7.9%	5.8%	13.8%	12.1%	10.8%	7.0%	10.0%	11.1%
Selling, general and administrative expenses	3.0%	3.4%	3.4%	4.7%	5.6%	5.4%	4.4%	4.8%	4.8%	5.4%	5.7%
Operating income (loss)	2.7%	0.9%	-12.4%	3.2%	0.2%	8.4%	7.6%	5.9%	2.2%	4.6%	5.4%
Interest expense, net	1.5%	2.2%	1.5%	1.6%	0.8%	0.8%	1.0%	1.3%	1.1%	1.3%	1.2%
Income (loss) from continuing operations	1.3%	-2.1%	-11.6%	0.7%	-0.5%	5.1%	4.1%	4.6%	1.4%	2.1%	3.5%
Net income (loss)	1.3%	-2.1%	-11.7%	0.6%	-0.7%	4.9%	2.5%	2.4%	0.7%	2.1%	3.5%

(a)	Includes amortization of capitalized financing costs of approximately	$14,797	$6,788	$4,947	$6,554	$2,606	$2,321	$1,951	$1,477	$1,417	$1,860	$1,236

(b)
“EBITDA” is defined as the sum of net income (loss) from continued operations before extraordinary charges, interest, taxes, depreciation and amortization from continued operations.  EBITDA is presented because it is used by us, and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of GAAP results, to compare the performance of companies.  EBITDA is not a measurement of financial performance under generally accepted accounting principles and should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with generally accepted accounting principles.  EBITDA is calculated as follows:

Net Income from continued operations	$90,326	$(152,263)	$(990,988)	$51,607	$(27,636)	$280,004	$205,721	$106,244	$31,466	$41,677	$52,344
Add:
Income Tax Expense (benefit)	(23,838)	(21,586)	(194,921)	47,319	1,573	147,543	127,142	37,870	(2,475)	21,051	10,442
Interest expense, net	101,748	157,543	131,627	118,542	38,965	42,632	48,419	30,726	24,199	25,619	17,779
Depreciation and amortization from continued operations	231,045	236,005	240,305	204,903	135,133	134,944	113,788	74,187	70,973	55,390	36,027
Minus:
Amortization of capitalized financing costs	14,797	6,788	4,947	6,554	2,606	2,321	1,951	1,477	1,417	1,860	1,236
EBITDA from continued operations	$384,484	$212,911	$(818,924)	$415,817	$145,429	$602,802	$493,119	$247,550	$122,746	$141,877	$115,356
Add:
Restructuring charges, net	70,340	14,451	44,146	-	3,767	-	-	-	-	-	-
Reorganization items, net	18,541	87,275	-	-	-	-	-	-	-	-	-
Loss on early extinguishment of debt	11,726	-	-	26,463	-	-	-	-	-	1,433	-
Goodwill impairment	-	-	501,446	-	-	-	-	-	-	-	-
Minus:
Net income (loss) attributable to noncontrolling interest	3,185	(82)	1,184	91	563	185	(36)	(368)	724	-	-
Adjusted EBITDA	$481,906	$314,719	$(274,516)	$442,189	$148,633	$602,617	$493,155	$247,918	$122,022	$143,310	$115,356

(c)
In December 2009, the company changes its fiscal year end from the Saturday nearest September 30 of each year to the last Sunday in December of each year. The change was effective for our fiscal 2010 year, which began December 28, 2009 and ended December 26, 2010 and resulted in an approximate three month transition period which began September 27, 2009 and ended December 27, 2009. The reader should assume any reference made to a particular year (for example, 2010) in this report applies to our fiscal year and not the calendar year.

(d)	Results related to discontinued business have been excluded from this analysis since the quarter ended 3/31/01.

(e)
The acquisition of Gold Kist, Inc. occurred on December 27, 2006 and has been accounted for as a purchase, however the results of operations for this acquisition were not included in our consolidated results of operations until the second fiscal quarter beginning December 31, 2006.

(f)
The Company acquired the Conagra Chicken Division on November 23, 2003 for $635.2 including the non-cash value of common stock issued of $357.5 million. The acquisition has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since the acquisition date.

(g)	Fiscal 2004, 1999 and 1993 had 53 weeks.

(h)
The Company acquired WLR Foods on January 27, 2001 for $239.5 million and the assumption of $45.5 million of indebtedness.  The acquisition has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since the acquisition date.

Pilgrim's Pride Corporation
Selected Financial Data
for the Fiscal Quarters Ending:

Our selected financial data is derived from our financial statements. Historical results should not be taken as necessarily indicative of the results that may be expected for any future period. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition" included in our SEC filings.

	12/26/10	09/26/10	06/27/10	03/28/10	12/27/09	09/26/09	06/27/09	03/28/09	12/27/08(c)	09/27/08	06/28/08	03/29/08
(In thousands except per share data)
Income Statement Data:
Net sales	$1,811,293	$1,719,850	$1,707,568	$1,642,918	$1,602,734	$1,736,149	$1,776,813	$1,698,102	$1,876,991	$2,163,134	$2,207,476	$2,100,794
Non-recurring recoveries	-	-	-	-	-	-	-	-	-	-	-	-
Asset impairment & Operational Restructuring	1,793	2,525	-	-	2,877	12,464	-	-	-	15,968	-	12,022
Gross margin	119,190	157,294	132,491	52,019	68,753	162,751	165,476	78,743	(96,167)	(301,380)	31,568	(56,870)
Goodwill Impairment	-	-	-	-	-	-	-	-	-	501,446	-	-
Selling, general and administrative expenses	52,129	45,096	63,718	48,601	62,523	46,086	56,880	58,871	79,652	62,344	70,648	81,090
Restructuring and related costs	14,328	(1,006)	16,882	35,819	(1,359)	-	-	(435)	2,422	7,036	3,451	5,669
Operating income (loss)	52,733	113,204	51,891	(32,401)	7,589	116,665	108,596	20,307	(178,241)	(872,206)	(42,531)	(143,629)
Interest expense, net	22,540	25,846	25,488	27,873	44,193	36,531	38,355	43,619	39,038	34,015	34,854	33,326
Miscellaneous, net	(4,570)	(1,676)	(4,504)	(2,325)	(884)	709	(312)	(2,599)	(1,440)	1,565	(887)	(1,067)
Loss on early extinguishment of debt	11,726	-	-	-	-	-	-	-	-	-	-	-
Reorganization items, net	-	-	(2,178)	20,719	32,726	21,891	16,779	35,355	13,250	-	-	-
Income (loss) from continuing operations before income taxes	23,037	89,034	33,085	(78,668)	(68,446)	57,534	53,774	(56,068)	(229,089)	(907,786)	(76,498)	(175,888)
Income tax expense (benefit)	(19,544)	30,512	(1,503)	(33,304)	(102,371)	(24,766)	555	2,347	278	(109,444)	(28,451)	(64,293)
Income (loss) from continuing operations	42,581	58,522	34,588	(45,364)	33,925	82,300	53,219	(58,415)	(229,367)	(798,342)	(48,047)	(111,595)
Extraordinary charge - net of tax	-	-	-	-	-	-	-	-	-	-	-	-
Income(loss) from operation of discontinued business, net of tax	-	-	-	-	-	-	-	25	574	(2,862)	(4,437)	53
Gain on sale of discontinued business, net of tax	-	-	-	-	-	-	-	-	-	-	-	-
Net income (loss) attributable to noncontrolling interest	737	596	1,670	183	312	(425)	(20)	376	(13)	819	297	(94)
Net income (loss)	$41,844	$57,926	$32,918	$(45,547)	$33,613	$82,725	$53,239	$(58,766)	$(228,780)	$(802,023)	$(52,781)	$(111,448)

Per Common Share Data:
Income (loss) from continuing operations	$0.20	$0.27	$0.16	$(0.21)	$0.45	$1.12	$0.72	$(0.79)	$(3.10)	$(10.79)	$(0.69)	$(1.67)
Extraordinary charge - early repayment of debt	-	-	-	-	-	-	-	-	-	-	-	-
Income(loss) from operation of discontinued business, net of tax	-	-	-	-	-	-	-	-	-	(0.04)	(0.06)	(0.01)
Gain on sale of discontinued business, net of tax	-	-	-	-	-	-	-	-	0.01	-	-	0.01
Net Income (loss)	0.20	0.27	0.16	(0.21)	0.45	1.12	0.72	(0.79)	(3.09)	(10.83)	(0.75)	(1.67)
Cash dividends	-	-	-	-	-	-	-	-	-	0.02	0.02	0.02
Book value	$5.01	$4.84	$4.60	$4.44	$2.58	$2.04	$1.58	$0.88	$1.75	$5.07	$17.23	$15.40

Balance Sheet Summary:
Working capital	$971,830	$821,087	$654,062	$538,271	$675,256	$858,030	$814,979	$713,466	$757,862	$(1,262,242)	$535,666	$581,404
Total assets	3,218,898	3,017,981	2,927,240	2,887,937	3,209,463	3,060,504	3,031,230	3,165,409	3,215,103	3,298,709	3,847,185	3,892,029
Notes payable and current maturities of long-term debt	58,144	75,355	62,853	50,347	221,195	-	-	89,792	-	1,874,469	2,295	2,891
Long-term debt, less current maturities	1,281,160	1,166,606	1,167,930	1,145,755	1,876,277	41,062	42,133	38,950	41,521	67,514	1,518,979	1,629,930
Total debt	1,339,304	1,241,961	1,230,783	1,196,102	2,097,472	2,045,094	2,069,012	2,155,248	2,090,565	1,941,983	1,521,274	1,632,821
Senior secured debt (included in Total Debt)	-	-	-	-	-	-	-	-	-	-	-	-
Total stockholders' equity	$1,072,663	$1,036,239	$985,157	$950,626	$191,952	$150,920	$117,287	$65,026	$129,420	$351,741	$1,147,046	$1,024,764

Cash Flow Summary:
Operating cash flow	$(7,703)	$37,250	$(10,187)	$(4,755)	$(4,057)	$117,943	$109,991	$(49,729)	$(113,271)	$(347,898)	$(87,220)	$(210,535)
Depreciation & amortization (a)	55,648	57,924	59,705	57,768	56,705	58,172	57,162	60,513	60,158	63,428	60,581	60,373
Capital expenditures	70,295	41,594	36,553	30,890	30,463	22,588	17,246	19,331	29,028	36,349	45,936	27,532
Business acquisitions	-	-	-	-	-	-	-	-	-	-	-	-
Financing activities, net	$84,340	$3,642	$35,184	$(152,646)	$48,250	$1,623	$(97,714)	$77,780	$119,464	$372,927	$92,060	$225,993

Cashflow Ratios:
EBITDA (b)	$97,696	$169,078	$114,517	$3,193	$31,015	$150,531	$147,527	$46,290	$(131,437)	$(811,492)	$17,241	$(83,247)
EBITDA (last four qtrs.)	$384,484	$317,803	$299,256	$332,266	$375,363	$212,911	$(749,112)	$(879,398)	$(1,008,935)	$(818,924)	$163,263	$330,581

Adjusted EBITDA (b)	$124,806	$170,001	$127,551	$59,548	$64,947	$185,311	$165,957	$79,203	$(115,752)	$(287,861)	$20,395	$(65,462)
Adjusted EBITDA (last four qtrs.)	$481,906	$422,047	$437,357	$475,763	$495,418	$314,719	$(158,453)	$(304,015)	$(448,680)	$(274,516)	$183,920	$360,177

Key Indicators (as a percentage of net sales):
Gross margin	6.6%	9.1%	7.8%	3.2%	4.3%	9.4%	9.3%	4.6%	-5.1%	-13.9%	1.4%	-2.7%
Selling, general and administrative expenses	2.9%	2.6%	3.7%	3.0%	3.9%	2.7%	3.2%	3.5%	4.2%	2.9%	3.2%	3.9%
Operating income (loss)	2.9%	6.6%	3.0%	-2.0%	0.5%	6.7%	6.1%	1.2%	-9.5%	-40.3%	-1.9%	-6.8%
Interest expense, net	1.2%	1.5%	1.5%	1.7%	2.8%	2.1%	2.2%	2.6%	2.1%	1.6%	1.6%	1.6%
Net income (loss)	2.4%	3.4%	2.0%	-2.8%	2.1%	4.7%	3.0%	-3.4%	-12.2%	-37.0%	-2.4%	-5.3%

(a) Includes amortization of capitalized financing costs of approximately	$3,529	$3,726	$3,761	$3,780	$1,437	$1,706	$1,764	$1,774	$1,544	$1,149	$1,696	$1,058

(b)  “EBITDA” is defined as the sum of income (loss) from continuing operations plus interest, taxes, depreciation and amortization. “Adjusted EBITDA” is defined as the sum of EBITDA plus restructuring charges and reorganization items. EBITDA is presented because it is used by us and we believe it is frequently used by securities analysts, investors and other    interested parties, in addition to and not in lieu of results prepared in conformity with accounting principles generally accepted in the US (“GAAP”), to compare the performance of companies. We believe investors would be interested in our Adjusted EBITDA because this is how our management analyzes EBITDA from continuing operations. The Company also believes that Adjusted EBITDA, in combination with the Company's financial results calculated in accordance with GAAP, provides investors with additional perspective regarding the impact of certain significant items on EBITDA and facilitates a more direct comparison of its performance with its competitors. EBITDA and Adjusted EBITDA are not measurements of financial performance under GAAP. They should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP.

Net Income attributable to Pilgrim's Pride	$42,581	$58,522	$34,588	$(45,364)	$33,925	$82,300	$53,219	$(58,415)	$(229,367)	$(798,342)	$(48,047)	$(111,595)
Add:
Income Tax Expense (benefit)	(19,544)	30,512	(1,503)	(33,304)	(102,371)	(24,766)	555	2,347	278	(109,444)	(28,451)	(64,293)
Interest expense, net	22,540	25,846	25,488	27,873	44,193	36,531	38,355	43,619	39,038	34,015	34,854	33,326
Depreciation and amortization	55,648	57,924	59,705	57,768	56,705	58,172	57,162	60,513	60,158	63,428	60,581	60,373
Minus:
Amortization of capitalized financing costs	3,529	3,726	3,761	3,780	1,437	1,706	1,764	1,774	1,544	1,149	1,696	1,058
EBITDA	$97,696	$169,078	$114,517	$3,193	$31,015	$150,531	$147,527	$46,290	$(131,437)	$(811,492)	$17,241	$(83,247)
Add:
Restructuring charges, net	16,121	1,519	16,882	35,819	1,518	12,464	-	(435)	2,422	23,004	3,451	17,691
Reorganization items, net	-	-	(2,178)	20,719	32,726	21,891	18,410	33,724	13,250	-	-	-
Loss on early extingusihment of debt	11,726	-	-	-	-	-	-	-	-	-	-	-
Minus:
Net income (loss) attributable to noncontrolling interest	737	596	1,670	183	312	(425)	(20)	376	(13)	819	297	(94)
Adjusted EBITDA	$124,806	$170,001	$127,551	$59,548	$64,947	$185,311	$165,957	$79,203	$(115,752)	$(287,861)	$20,395	$(65,462)

(c) On December 1, 2008, the company and certain of its subsidiaries filed voluntary petitions for reorganization under Chapter 11 of Title 11 of the United States Code in the United States Bankruptcy Court for the Northern District of Texas, Fort Worth Division.

	12/29/07	09/29/07	06/30/07	3/31/07 (c)	12/30/06 (d)	09/30/06	07/01/06	04/01/06	12/31/05	10/01/05	07/02/05	04/02/05
(In thousands except per share data)
Income Statement Data:
Net sales	$2,047,353	$2,114,971	$2,104,499	$1,987,185	$1,291,957	$1,308,429	$1,275,586	$1,261,999	$1,306,715	$1,432,470	$1,402,501	$1,337,993
Non-recurring recoveries	-	-	-	-	-	-	-	-	-	-	-	-
Asset impairment & Operational Restructuring	-	-	-	-	-	-	-	-	-	-	-	-
Gross margin	79,323	211,618	234,825	84,050	62,238	95,855	46,183	38,413	116,632	203,421	232,287	159,543
Goodwill Impairment	-	-	-	-	-	-	-	-	-	-	-	-
Selling, general and administrative expenses	78,653	95,747	97,929	94,723	67,140	76,246	70,500	70,470	68,762	77,636	89,940	65,104
Restructuring and related costs	-	-	-	-	-	-	-	-	-	-	-	-
Operating income (loss)	670	115,871	136,896	(10,673)	(4,902)	19,609	(24,317)	(32,057)	47,870	125,785	142,347	94,439
Interest expense, net	29,432	29,424	39,820	36,936	12,362	10,169	11,024	9,628	8,144	9,770	12,011	9,115
Miscellaneous, net	(3,025)	780	(2,764)	(3,669)	(1,086)	(1,174)	(370)	(1,029)	776	380	(24)	(10,973)
Loss on early extinguishment of debt	-	-	11,988	14,475	-	-	-	-	-	-	-	-
Reorganization items, net	-	-	-	-	-	-	-	-	-	-	-	-
Income (loss) from continuing operations before income taxes	(25,737)	85,667	87,852	(58,415)	(16,178)	10,614	(34,971)	(40,656)	38,950	115,635	130,360	96,297
Income tax expense (benefit)	7,267	36,474	36,668	(19,397)	(6,426)	19,051	(16,420)	(12,766)	11,708	36,969	40,840	36,351
Income (loss) from continuing operations	(33,004)	49,193	51,184	(39,018)	(9,752)	(8,437)	(18,551)	(27,890)	27,242	78,666	89,520	59,946
Extraordinary charge - net of tax	-	-	-	-	-	-	-	-	-	-	-	-
Income(loss) from operation of discontinued business, net of tax	837	(3,897)	(636)	(1,057)	1,091	907	(1,783)	(3,927)	(1,230)	(3,881)	(4,149)	(3,540)
Gain on sale of discontinued business, net of tax	-	-	-	-	-	-	-	-	-	-	-	-
Net income (loss) attributable to noncontrolling interest	162	120	(105)	1	75	(47)	139	137	334	57	18	17
Net income (loss)	$(32,329)	$45,176	$50,653	$(40,076)	$(8,736)	$(7,483)	$(20,473)	$(31,954)	$25,678	$74,728	$85,353	$56,389

Per Common Share Data:
Income (loss) from continuing operations	$(0.50)	$0.56	$0.95	$(0.59)	$(0.15)	$(0.12)	$(0.28)	$(0.42)	$0.41	$1.18	$1.34	$0.90
Extraordinary charge - early repayment of debt	-	-	-	-	-	-	-	-	-	-	-	-
Income(loss) from operation of discontinued business, net of tax	0.01	(0.06)	(0.01)	(0.01)	0.02	0.01	(0.03)	(0.06)	(0.02)	(0.06)	(0.06)	(0.05)
Gain on sale of discontinued business, net of tax	-	-	-	-	-	-	-	-	-	-	-	-
Net Income (loss)	(0.49)	0.50	0.94	(0.60)	(0.13)	(0.11)	(0.31)	(0.48)	0.39	1.12	1.28	0.85
Cash dividends	0.02	0.02	0.02	0.02	0.02	0.02	0.02	0.02	0.02	0.02	0.02	0.02
Book value	$17.10	$17.61	$16.98	$16.06	$16.68	$16.79	$16.90	$17.24	$17.75	$18.38	$16.69	$15.42

Balance Sheet Summary:
Working capital	$457,796	$395,858	$717,527	$724,972	$625,739	$528,837	$438,856	$402,201	$378,006	$404,601	$568,947	$492,251
Total assets	3,836,712	3,774,236	4,187,550	4,146,997	4,077,183	2,426,868	2,335,571	2,392,463	2,563,119	2,511,903	2,402,850	2,269,536
Notes payable and current maturities of long-term debt	2,884	2,872	31,434	8,253	4,476	10,322	7,768	8,211	8,658	8,603	8,552	8,501
Long-term debt, less current maturities	1,404,062	1,318,558	1,718,774	1,789,519	713,105	554,876	484,970	486,903	508,516	518,863	521,087	523,404
Total debt	1,406,946	1,321,430	1,750,208	1,797,772	717,581	565,198	492,738	495,114	517,174	527,466	529,639	531,905
Senior secured debt (included in Total Debt)	-	-	-	-	-	-	-	-	-	-	-	-
Total stockholders' equity	$1,138,228	$1,172,221	$1,130,034	$1,068,846	$1,110,330	$1,117,328	$1,124,861	$1,147,355	$1,181,130	$1,223,598	$1,110,628	$1,026,116

Cash Flow Summary:
Operating cash flow	$(35,199)	$449,356	$66,837	$(46,500)	$(5,729)	$19,808	$8,558	$(54,103)	$56,066	$130,167	$190,088	$5,381
Depreciation & amortization (a)	55,923	59,225	58,005	54,976	32,697	35,081	34,960	34,744	30,348	40,681	30,421	33,777
Capital expenditures	42,684	36,163	41,711	55,099	39,350	42,568	26,794	30,654	43,866	26,439	37,994	27,994
Business acquisitions	-	(6,748)	-	1,074,752	34,065	-	-	-	-	-	-	-
Financing activities, net	$106,764	$(413,231)	$(40,554)	$1,076,349	$7,665	$67,026	$(3,875)	$(90,112)	$(11,789)	$36,510	$(3,264)	$(3,150)

Cashflow Ratios:
EBITDA (b)	$58,574	$170,695	$184,559	$32,387	$28,176	$55,292	$10,536	$2,740	$76,861	$165,505	$172,202	$138,609
EBITDA (last four qtrs.)	$446,215	$415,817	$300,414	$126,391	$96,744	$145,429	$255,642	$417,308	$553,177	$702,377	$845,512	$948,678

Adjusted EBITDA (b)	$58,412	$170,575	$196,652	$46,861	$28,101	$59,106	$10,397	$2,603	$76,527	$165,448	$172,184	$138,592
Adjusted EBITDA (last four qtrs.)	$472,500	$442,189	$330,720	$144,465	$100,207	$148,633	$254,975	$416,762	$552,751	$602,617	$617,402	$581,928

Key Indicators (as a percentage of net sales):
Gross margin	3.9%	10.0%	11.2%	4.2%	4.8%	7.3%	3.6%	3.0%	8.9%	14.2%	16.6%	11.9%
Selling, general and administrative expenses	3.8%	4.5%	4.7%	4.8%	5.2%	5.8%	5.5%	5.6%	5.3%	5.4%	6.4%	4.9%
Operating income (loss)	0.0%	5.5%	6.5%	-0.5%	-0.4%	1.5%	-1.9%	-2.5%	3.7%	8.8%	10.1%	7.1%
Interest expense, net	1.4%	1.4%	1.9%	1.9%	1.0%	0.8%	0.9%	0.8%	0.6%	0.7%	0.9%	0.7%
Net income (loss)	-1.6%	2.1%	2.4%	-2.0%	-0.7%	-0.6%	-1.6%	-2.5%	2.0%	5.2%	6.1%	4.2%

(a) Includes amortization of capitalized financing costs of approximately	$1,044	$3,621	$1,118	$1,110	$705	$572	$477	$976	$581	$581	$590	$580

(b)  “EBITDA” is defined as the sum of income (loss) from continuing operations plus interest, taxes, depreciation and amortization. “Adjusted EBITDA” is defined as the sum of EBITDA plus restructuring charges and reorganization items. EBITDA is presented because it is used by us and we believe it is frequently used by securities analysts, investors and other    interested parties, in addition to and not in lieu of results prepared in conformity with accounting principles generally accepted in the US (“GAAP”), to compare the performance of companies. We believe investors would be interested in our Adjusted EBITDA because this is how our management analyzes EBITDA from continuing operations. The Company also believes that Adjusted EBITDA, in combination with the Company's financial results calculated in accordance with GAAP, provides investors with additional perspective regarding the impact of certain significant items on EBITDA and facilitates a more direct comparison of its performance with its competitors. EBITDA and Adjusted EBITDA are not measurements of financial performance under GAAP. They should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance

Net Income attributable to Pilgrim's Pride	$(33,004)	$49,193	$51,184	$(39,018)	$(9,752)	$(8,437)	$(18,551)	$(27,890)	$27,242	$78,666	$89,520	$59,946
Add:
Income Tax Expense (benefit)	7,267	36,474	36,668	(19,397)	(6,426)	19,051	(16,420)	(12,766)	11,708	36,969	40,840	36,351
Interest expense, net	29,432	29,424	39,820	36,936	12,362	10,169	11,024	9,628	8,144	9,770	12,011	9,115
Depreciation and amortization	55,923	59,225	58,005	54,976	32,697	35,081	34,960	34,744	30,348	40,681	30,421	33,777
Minus:
Amortization of capitalized financing costs	1,044	3,621	1,118	1,110	705	572	477	976	581	581	590	580
EBITDA	$58,574	$170,695	$184,559	$32,387	$28,176	$55,292	$10,536	$2,740	$76,861	$165,505	$172,202	$138,609
Add:
Restructuring charges, net	-	-	-	-	-	3,767	-	-	-	-	-	-
Reorganization items, net	-	-	-	-	-	-	-	-	-	-	-	-
Loss on early extingusihment of debt	-	-	11,988	14,475	-	-	-	-	-	-	-	-
Minus:
Net income (loss) attributable to noncontrolling interest	162	120	(105)	1	75	(47)	139	137	334	57	18	17
Adjusted EBITDA	$58,412	$170,575	$196,652	$46,861	$28,101	$59,106	$10,397	$2,603	$76,527	$165,448	$172,184	$138,592

(c)  The acquisition of Gold Kist, Inc. occurred on December 27, 2006 and has been accounted for as a purchase, however the results of operations for this acquisition were not included in our consolidated results of operations until the second fiscal quarter beginning December 31, 2006.

(d) The quarter ended December 30, 2006 includes the acquisition of Gold Kist which occurred December 27, 2006.

	01/01/05	10/02/04	07/03/04	04/03/04	1/3/2004 (c)(d)	09/27/03	06/28/03	03/29/03	12/28/02	09/28/02	06/29/02	03/30/02
(In thousands except per share data)
Income Statement Data:
Net sales	$1,288,473	$1,413,922	$1,381,709	$1,330,798	$951,043	$632,868	$579,588	$568,185	$533,026	$556,987	$560,460	$528,527
Non-recurring recoveries	-	23,815	-	-	-	-	-	-	-	-	-	-
Asset impairment & Operational Restructuring	-	-	-	-	-	-	-	-	-	-	-	-
Gross margin	156,066	218,054	179,770	128,004	86,010	77,993	74,781	46,802	49,787	35,514	45,093	28,793
Goodwill Impairment	-	-	-	-	-	-	-	-	-	-	-	-
Selling, general and administrative expenses	60,286	59,766	71,510	55,152	39,442	28,775	28,915	28,890	25,178	27,731	25,433	25,606
Restructuring and related costs	-	-	-	-	-	-	-	-	-	-	-	-
Operating income (loss)	95,780	158,288	108,260	72,852	46,568	49,218	45,866	17,912	24,609	7,783	19,660	3,187
Interest expense, net	11,736	10,654	13,451	12,507	11,807	7,399	7,701	8,084	7,542	5,443	6,864	5,491
Miscellaneous, net	(1,211)	3,143	301	1,477	(235)	(350)	(8,459)	(26,678)	(2,116)	(2,091)	(1,509)	513
Loss on early extinguishment of debt	-	-	-	-	-	-	-	-	-	-	-	-
Reorganization items, net	-	-	-	-	-	-	-	-	-	-	-	-
Income (loss) from continuing operations before income taxes	85,255	144,491	94,508	58,868	34,996	42,169	46,624	36,506	19,183	4,431	14,305	(2,817)
Income tax expense (benefit)	33,383	54,785	39,587	18,259	14,511	1,383	15,834	14,312	6,341	(224)	6,195	(9,877)
Income (loss) from continuing operations	51,872	89,706	54,921	40,609	20,485	40,715	30,797	21,989	12,743	4,259	8,138	8,152
Extraordinary charge - net of tax	-	-	-	-	-	-	-	-	-	-	-	-
Income(loss) from operation of discontinued business, net of tax	(3,270)	(14,459)	(45,058)	(7,693)	(10,207)	(15,713)	(13,348)	(11,429)	(10,086)	(7,829)	(4,844)	(5,808)
Gain on sale of discontinued business, net of tax	-	-	-	-	-	-	-	-	-	-	-	-
Net income (loss) attributable to noncontrolling interest	93	(42)	49	(35)	(8)	(71)	7	(205)	(99)	(396)	28	1,092
Net income (loss)	$48,509	$75,289	$9,814	$32,951	$10,286	$25,073	$17,442	$10,765	$2,756	$(3,174)	$3,266	$1,252

Per Common Share Data:
Income (loss) from continuing operations	$0.78	$1.35	$0.83	$0.61	$0.40	$0.99	$0.75	$0.54	$0.31	$0.11	$0.20	$0.17
Extraordinary charge - early repayment of debt	-	-	-	-	-	-	-	-	-	-	-	-
Income(loss) from operation of discontinued business, net of tax	(0.05)	(0.22)	(0.68)	(0.11)	(0.20)	(0.38)	(0.33)	(0.28)	(0.24)	(0.19)	(0.12)	(0.14)
Gain on sale of discontinued business, net of tax	-	-	-	-	-	-	-	-	-	-	-	-
Net Income (loss)	0.73	1.13	0.15	0.50	0.20	0.61	0.42	0.26	0.07	(0.08)	0.08	0.03
Cash dividends	0.02	0.02	0.02	0.02	0.02	0.02	0.02	0.02	0.02	0.02	0.02	0.02
Book value	$14.58	$13.87	$12.77	$12.62	$12.15	$10.46	$10.27	$9.86	$9.61	$9.59	$9.68	$9.57

Balance Sheet Summary:
Working capital	$430,334	$383,726	$365,903	$325,603	$361,346	$211,119	$267,844	$250,892	$171,576	$179,037	$157,980	$149,869
Total assets	2,279,836	2,245,989	2,134,229	2,148,048	2,197,302	1,257,484	1,278,920	1,259,111	1,219,911	1,227,890	1,218,365	1,195,552
Notes payable and current maturities of long-term debt	8,454	8,428	8,175	8,331	11,413	2,680	2,635	4,272	3,525	3,483	5,207	5,126
Long-term debt, less current maturities	525,602	535,866	591,297	643,298	714,325	415,965	480,150	491,825	434,102	450,161	418,064	410,628
Total debt	534,056	544,294	599,472	651,629	725,738	418,645	482,785	496,097	437,627	453,644	423,271	415,754
Senior secured debt (included in Total Debt)	-	-	-	-	-	-	-	-	-	-	-	-
Total stockholders' equity	$970,422	$922,956	$849,862	$840,193	$808,444	$446,696	$422,189	$405,329	$395,115	$394,324	$397,910	$393,641

Cash Flow Summary:
Operating cash flow	$167,437	$46,661	$65,884	$41,063	$118,797	$84,198	$30,693	$(56,617)	$40,617	$59,345	$15,706	$(58,711)
Depreciation & amortization (a)	30,065	25,668	29,122	33,087	25,911	19,934	18,940	17,803	17,510	18,114	17,813	17,647
Capital expenditures	24,160	23,805	16,027	19,600	20,208	17,429	11,122	15,907	9,116	23,958	24,199	14,898
Business acquisitions	-	32,495	(538)	(1,343)	(302,712)	4,499	-	-	-	-	-	-
Financing activities, net	$(11,237)	$(55,732)	$(60,951)	$(71,832)	$285,180	$(67,051)	$(13,931)	$57,852	$(16,637)	$(28,388)	$9,419	$68,015

Cashflow Ratios:
EBITDA (b)	$126,486	$180,191	$136,759	$103,974	$72,195	$69,059	$72,857	$61,881	$43,753	$27,210	$38,638	$21,052
EBITDA (last four qtrs.)	$547,410	$463,587	$453,368	$493,440	$275,992	$223,417	$222,813	$250,475	$130,653	$202,840	$223,984	$264,490

Adjusted EBITDA (b)	$126,393	$180,233	$136,710	$104,009	$72,203	$69,130	$72,850	$62,086	$43,852	$27,606	$38,610	$19,960
Adjusted EBITDA (last four qtrs.)	$547,345	$493,155	$382,052	$318,192	$276,269	$247,918	$206,394	$172,154	$130,028	$122,022	$139,318	$158,800

Key Indicators (as a percentage of net sales):
Gross margin	12.1%	15.4%	13.0%	9.6%	9.0%	12.3%	12.9%	8.2%	9.3%	6.4%	8.0%	5.4%
Selling, general and administrative expenses	4.7%	4.2%	5.2%	4.1%	4.1%	4.5%	5.0%	5.1%	4.7%	5.0%	4.5%	4.8%
Operating income (loss)	7.4%	11.2%	7.8%	5.5%	4.9%	7.8%	7.9%	3.2%	4.6%	1.4%	3.5%	0.6%
Interest expense, net	0.9%	0.8%	1.0%	0.9%	1.2%	1.2%	1.3%	1.4%	1.4%	1.0%	1.2%	1.0%
Net income (loss)	3.8%	5.3%	0.7%	2.5%	1.1%	4.0%	3.0%	1.9%	0.5%	-0.6%	0.6%	0.4%

(a) Includes amortization of capitalized financing costs of approximately	$570	$622	$322	$488	$519	$372	$415	$307	$383	$382	$372	$361

(b)  “EBITDA” is defined as the sum of income (loss) from continuing operations plus interest, taxes, depreciation and amortization. “Adjusted EBITDA” is defined as the sum of EBITDA plus restructuring charges and reorganization items. EBITDA is presented because it is used by us and we believe it is frequently used by securities analysts, investors and other    interested parties, in addition to and not in lieu of results prepared in conformity with accounting principles generally accepted in the US (“GAAP”), to compare the performance of companies. We believe investors would be interested in our Adjusted EBITDA because this is how our management analyzes EBITDA from continuing operations. The Company also believes that Adjusted EBITDA, in combination with the Company's financial results calculated in accordance with GAAP, provides investors with additional perspective regarding the impact of certain significant items on EBITDA and facilitates a more direct comparison of its performance with its competitors. EBITDA and Adjusted EBITDA are not measurements of financial performance under GAAP. They should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance

Net Income attributable to Pilgrim's Pride	$51,872	$89,706	$54,921	$40,609	$20,485	$40,715	$30,797	$21,989	$12,743	$4,259	$8,138	$8,152
Add:
Income Tax Expense (benefit)	33,383	54,785	39,587	18,259	14,511	1,383	15,834	14,312	6,341	(224)	6,195	(9,877)
Interest expense, net	11,736	10,654	13,451	12,507	11,807	7,399	7,701	8,084	7,542	5,443	6,864	5,491
Depreciation and amortization	30,065	25,668	29,122	33,087	25,911	19,934	18,940	17,803	17,510	18,114	17,813	17,647
Minus:
Amortization of capitalized financing costs	570	622	322	488	519	372	415	307	383	382	372	361
EBITDA	$126,486	$180,191	$136,759	$103,974	$72,195	$69,059	$72,857	$61,881	$43,753	$27,210	$38,638	$21,052
Add:
Restructuring charges, net	-	-	-	-	-	-	-	-	-	-	-	-
Reorganization items, net	-	-	-	-	-	-	-	-	-	-	-	-
Loss on early extingusihment of debt	-	-	-	-	-	-	-	-	-	-	-	-
Minus:
Net income (loss) attributable to noncontrolling interest	93	(42)	49	(35)	(8)	(71)	7	(205)	(99)	(396)	28	1,092
Adjusted EBITDA	$126,393	$180,233	$136,710	$104,009	$72,203	$69,130	$72,850	$62,086	$43,852	$27,606	$38,610	$19,960

(c) Fiscal quarters ended January 3, 2004, and January 1, 1999 and had 14 weeks.

(d)  The Company acquired the Conagra Chicken Division on November 23, 2003 for $635.2 including the non-cash value of common stock issued of $357.5 million. The acquisition has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since the acquisition date.

	12/29/01	09/29/01	06/30/01	3/31/2001(c)	12/30/00	09/30/00	07/01/00	04/01/00	01/01/00
(In thousands except per share data)
Income Statement Data:
Net sales	$539,626	$552,636	$558,456	$478,753	$386,032	$379,375	$391,979	$373,260	$354,825
Non-recurring recoveries	-	-	-	-	-	-	-	-	-
Asset impairment & Operational Restructuring	-	-	-	-	-	-	-	-	-
Gross margin	44,199	91,648	42,480	16,267	47,166	39,657	46,665	34,029	45,477
Goodwill Impairment	-	-	-	-	-	-	-	-	-
Selling, general and administrative expenses	26,372	62,937	742	19,673	23,955	24,022	20,316	20,747	20,255
Restructuring and related costs	-	-	-	-	-	-	-	-	-
Operating income (loss)	17,827	28,711	41,738	(3,406)	23,211	15,635	26,349	13,282	25,222
Interest expense, net	6,401	7,338	8,281	5,860	4,140	4,210	4,967	4,699	3,903
Miscellaneous, net	(922)	998	1,149	(239)	(1)	(337)	1,063	(595)	(208)
Loss on early extinguishment of debt	-	-	-	-	-	-	-	-	-
Reorganization items, net	-	-	-	-	-	-	-	-	-
Income (loss) from continuing operations before income taxes	12,348	20,375	32,308	(9,027)	19,072	11,762	20,319	9,178	21,527
Income tax expense (benefit)	1,431	7,570	8,295	(1,149)	6,335	443	3,175	155	6,669
Income (loss) from continuing operations	10,917	12,805	24,013	(7,878)	12,737	11,319	17,144	9,023	14,858
Extraordinary charge - net of tax	-	-	-	-	-	-	-	-	-
Income(loss) from operation of discontinued business, net of tax	2,074	129	1,255	(1,924)	-	-	-	-	-
Gain on sale of discontinued business, net of tax	-	-	-	-	-	-	-	-	-
Net income (loss) attributable to noncontrolling interest	-	-	-	-	-	-	-	-	-
Net income (loss)	$12,991	$12,934	$25,268	$(9,802)	$12,737	$11,319	$17,144	$9,023	$14,858

Per Common Share Data: (l)
Income (loss) from continuing operations	$0.27	$0.31	$0.58	$(0.19)	$0.31	$0.28	$0.42	$0.22	$0.36
Extraordinary charge - early repayment of debt	-	-	-	-	-	-	-	-	-
Income(loss) from operation of discontinued business, net of tax	0.05	-	0.04	(0.05)	-	-	-	-	-
Gain on sale of discontinued business, net of tax	-	-	-	-	-	-	-	-	-
Net Income (loss)	0.32	0.31	0.62	(0.24)	0.31	0.28	0.42	0.22	0.36
Cash dividends	0.02	0.02	0.02	0.02	0.02	0.02	0.02	0.02	0.02
Book value	$9.53	$9.27	$8.96	$8.37	$8.63	$8.33	$8.05	$7.66	$7.45

Balance Sheet Summary:
Working capital	$143,360	$203,350	$177,194	$166,456	$107,508	$124,531	$142,915	$139,465	$148,659
Total assets	1,153,438	1,215,695	1,204,820	1,176,261	714,340	705,420	686,450	665,158	652,970
Notes payable and current maturities of long-term debt	5,177	5,099	5,022	4,947	4,742	4,657	4,729	5,041	4,103
Long-term debt, less current maturities	396,945	467,242	444,125	460,346	156,546	165,037	172,686	175,350	163,230
Total debt	402,122	472,341	449,147	465,293	161,288	169,694	177,415	180,391	167,333
Senior secured debt (included in Total Debt)	-	-	-	-	-	79,199	86,957	87,873	73,931
Total stockholders' equity	$391,644	$380,932	$368,479	$344,261	$354,676	$342,559	$332,110	$316,898	$308,496

Cash Flow Summary:
Operating cash flow	$81,773	$70,581	$48,738	$(47,486)	$16,000	$69,097	$18,298	$11,588	$31,820
Depreciation & amortization (a)	17,399	15,962	18,608	12,152	8,668	9,279	9,284	8,878	8,586
Capital expenditures	17,333	(7,615)	59,847	27,793	32,607	35,195	21,565	20,956	14,412
Business acquisitions	-	-	-	239,539	-	-	-	-	-
Financing activities, net	$(70,839)	$(347,241)	$285,825	$307,629	$436	$(8,628)	$(4,957)	$(9,035)	$(21,430)

Cashflow Ratios:
EBITDA (b)	$35,846	$43,469	$58,092	$8,704	$31,612	$25,020	$34,198	$22,385	$33,753
EBITDA (last four qtrs.)	$146,111	$158,825	$198,468	$183,278	$113,215	$25,020	$34,198	$22,385	$33,753

Adjusted EBITDA (b)	$35,846	$44,902	$58,092	$8,704	$31,612	$25,020	$34,198	$22,385	$33,753
Adjusted EBITDA (last four qtrs.)	$147,544	$143,310	$123,428	$99,534	$113,215	$115,356	$90,336	$56,138	$33,753

Key Indicators (as a percentage of net sales):
Gross margin	8.2%	16.6%	7.6%	3.4%	12.2%	10.5%	11.9%	9.1%	12.8%
Selling, general and administrative expenses	4.9%	11.4%	0.1%	4.1%	6.2%	6.3%	5.2%	5.6%	5.7%
Operating income (loss)	3.3%	5.2%	7.5%	-0.7%	6.0%	4.1%	6.7%	3.6%	7.1%
Interest expense, net	1.2%	1.3%	1.5%	1.2%	1.1%	1.1%	1.3%	1.3%	1.1%
Net income (loss)	2.4%	2.3%	4.5%	-2.0%	3.3%	3.0%	4.4%	2.4%	4.2%

(a) Includes amortization of capitalized financing costs of approximately	$302	$206	$1,105	$281	$268	$231	$372	$370	$263

(b)  “EBITDA” is defined as the sum of income (loss) from continuing operations plus interest, taxes, depreciation and amortization. “Adjusted EBITDA” is defined as the sum of EBITDA plus restructuring charges and reorganization items. EBITDA is presented because it is used by us and we believe it is frequently used by securities analysts, investors and other    interested parties, in addition to and not in lieu of results prepared in conformity with accounting principles generally accepted in the US (“GAAP”), to compare the performance of companies. We believe investors would be interested in our Adjusted EBITDA because this is how our management analyzes EBITDA from continuing operations. The Company also believes that Adjusted EBITDA, in combination with the Company's financial results calculated in accordance with GAAP, provides investors with additional perspective regarding the impact of certain significant items on EBITDA and facilitates a more direct comparison of its performance with its competitors. EBITDA and Adjusted EBITDA are not measurements of financial performance under GAAP. They should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance

Net Income attributable to Pilgrim's Pride	$10,917	$12,805	$24,013	$(7,878)	$12,737	$11,319	$17,144	$9,023	$14,858
Add:
Income Tax Expense (benefit)	1,431	7,570	8,295	(1,149)	6,335	443	3,175	155	6,669
Interest expense, net	6,401	7,338	8,281	5,860	4,140	4,210	4,967	4,699	3,903
Depreciation and amortization	17,399	15,962	18,608	12,152	8,668	9,279	9,284	8,878	8,586
Minus:
Amortization of capitalized financing costs	302	206	1,105	281	268	231	372	370	263
EBITDA	$35,846	$43,469	$58,092	$8,704	$31,612	$25,020	$34,198	$22,385	$33,753
Add:
Restructuring charges, net	-	-	-	-	-	-	-	-	-
Reorganization items, net	-	-	-	-	-	-	-	-	-
Loss on early extingusihment of debt	-	1,433	-	-	-	-	-	-	-
Minus:
Net income (loss) attributable to noncontrolling interest	-	-	-	-	-	-	-	-	-
Adjusted EBITDA	$35,846	$44,902	$58,092	$8,704	$31,612	$25,020	$34,198	$22,385	$33,753

(c)  The Company acquired WLR Foods on January 27, 2001 for $239.5 million and the assumption of $45.5 million of indebtedness.  The acquisition has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since the acquisition date.